SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date Of Report (Date Of Earliest Event Reported) April 15, 2003
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                                AUTONATION, INC.
             (Exact Name Of Registrant As Specified In Its Charter)

          DELAWARE                    1-13107                   73-1105145
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(State Or Other Jurisdiction        (Commission                (IRS Employer
     Of Incorporation)              File Number)             Identification No.)


                               110 S.E. 6th Street
                          Ft. Lauderdale, Florida 33301
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          (Address Of Principal Executive Offices, Including Zip Code)

        Registrant's Telephone Number, Including Area Code (954) 769-6000
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              ----------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


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ITEM 5. Other Events.

On April 15, 2003, AutoNation, Inc. (the "Company") issued a press release announcing that it has signed an agreement (the "Settlement Agreement") with ANC Rental Corporation ("ANC") and the Unsecured Creditors' Committee appointed in ANC's bankruptcy that resolves potential claims relating to ANC's bankruptcy, including potential claims arising out of the spin-off of ANC by the Company in 2000. The Settlement Agreement is subject to bankruptcy court approval, which the parties will seek to obtain in early May 2003. Copies of the Settlement Agreement and the press release are attached as exhibits hereto and incorporated herein by reference.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

99.1     Settlement Agreement and Mutual Release, dated April 15, 2003.
99.2     Press Release of AutoNation, Inc., dated April 15, 2003.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AUTONATION, INC.
                                     ------------------
                                              (Registrant)


                                     By:      /s/ Jonathan P. Ferrando
                                        ------------------------------
                                              Jonathan P. Ferrando
                                              Senior Vice President,
                                              General Counsel and Secretary

Dated: April 15, 2003


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                                INDEX TO EXHIBITS


Exhibit           Exhibit
Number            Description
-------           -----------
99.1     Settlement Agreement and Mutual Release, dated April 15, 2003.
99.2     Press Release of AutoNation, Inc., dated April 15, 2003.